EXHIBIT 10.1

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

ASSIGNMENT
THIS ASSIGNMENT is made December 16, 2025
BETWEEN:
(1)    QUEEN’S UNIVERSITY BELFAST, having its principal offices at University Road, Belfast BT7 1NN (the "Assignor");
and
(2)    CHROMADEX, INC., whose address is at 10900 Wilshire Boulevard, Los Angeles, CA 90024. USA (the "Lead")
(each a “Party” and collectively the “Parties”).
Certain capitalized terms used herein are defined on Schedule 1 hereto.
WHEREAS:
A.    The Lead and the Assignor jointly own in equal shares the Patents set forth on Schedule 2.A in respect of which they have entered into a Joint Ownership and Management Agreement dated 09 October 2015, as amended on 10 March 2025 (the “JOMA”).
B.    The Assignor solely owns the Patents set forth on Schedule 2.B, which are exclusively licensed from the Assignor to the Lead in accordance with a License Agreement dated 23 November 2015 (the “License Agreement”).
C.    Under the JOMA and the License Agreement, the Assignor granted to the Lead an exclusive licence to commercialise the Patents in consideration of the payment of royalties by the Lead and the Lead prosecuting, maintaining and enforcing the Patents.
D.    The Lead and the Assignor now wish to simplify the arrangements related to the payment of royalties and the prosecution, management and enforcement of the Patents and accordingly agree to terminate the JOMA and the License Agreement, release the Lead and other Releasees (defined below) of any claims related to such agreements, and assign the Assignor’s right, title and interest in the Patents set forth on Schedules 2A and 2B to the Lead, and the Lead wishes to take an assignment of the Patents subject to and in accordance with this assignment agreement (this “Assignment”).
NOW IT IS AGREED as follows:
1.    TERMINATION OF JOMA AND LICENSE AGREEMENT; RELEASE OF CLAIMS

1.1.    With effect from the Assignment Effective Date, (a) the JOMA, and (b) the License Agreement shall be terminated and shall cease to have any further force or effect, except as expressly provided in this Assignment.

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.
1.2.    Except as otherwise expressly provided in this Assignment or in the event of a conflict or ambiguity between this Assignment and such surviving term (in which event this Assignment shall control), each Party shall remain liable for any obligations under (a) the following terms of the JOMA: Article 5 (Confidential Information) and (b) the following terms of the License Agreement: Section 10 (Confidentiality and Announcements) (except for Clause 10.4), which are the sole terms of the JOMA and the License Agreement that, from and after the Assignment Effective Date, shall continue in full force and effect in accordance with their terms.
1.3.    The Parties shall execute any further documents and do all such further acts as may be necessary to give effect to the termination of the JOMA and the License Agreement.
1.4.    In consideration of the covenants, agreements, and undertakings of the Parties under this Assignment, the Assignor, on behalf of itself and its respective present and former parents, subsidiaries, affiliates, officers, directors, shareholders, members, successors, and assigns (collectively, “Releasors”) hereby releases, waives, and forever discharges the Lead, its affiliates and their respective present, former, direct and indirect parents, subsidiaries, affiliates, employees, officers, directors, shareholders, members, agents, representatives, permitted successors, and permitted assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law or equity which any of the Releasors had or may have against any of the Releasees arising out of or related to any royalty or other payment obligation, accounting obligation or any other obligation of any Releasees under the JOMA and/or License Agreement, whether accruing prior to, on or after the Assignment Effective Date, including any dispute or claim related thereto, except that nothing in this release shall waive, release, or discharge any claim or cause of action arising out of or resulting from fraud by the applicable Releasee.
2.    ASSIGNMENT

2.1    In consideration of the payments set out in clause 5 of this Assignment and other good and valuable consideration (receipt and sufficiency of which is hereby acknowledged by Assignor), the Assignor hereby assigns and transfers to the Lead absolutely with full title guarantee all of its right, title and interest, throughout the world (including the United States of America, its territories and all foreign countries) in and to the Patents, any priority applications thereof, and any application that is based in whole or in part on such patent applications, including any divisional, continuing, substitute, renewal, reissue, reexamination and other patent applications, for example that claim priority to the Patents. The foregoing assignment includes:
2.1.1    the right to file the Patents in or in respect of any country or territory in the world;

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

2.1.2    in respect of any and each patent application comprised within the Patents:
(i)    the right to claim priority from, and to prosecute and obtain grant of patent on, such Patent; and
(ii)    the right to file divisional applications based thereon and to prosecute and obtain grant of patent on each and any such divisional application;
(iii)    the right to extend to or register in, or in respect of, any country or territory in the world each and any of the Patents, and any patents granted on any such Patents or any divisionals thereof;
(iv)     the right to extend the term of any patents granted on any Patents or any divisionals thereof;
(v)    the absolute entitlement to any patents granted pursuant to any of the Patents or any divisionals thereof; and
(vi)    the right to elect to reject or submit to the competence of the Unitary Patent Court in respect of any patent granted pursuant to any Patent Application pursuant to Article 83(3) of the Agreement on a Unified Patent Court (2013/C 175/01) or to validate any such patent as a patent that has unitary effect by virtue of Regulation (EU) No 1257/2012; and
2.1.3    all royalties, fees, income, payments, and other proceeds now or hereafter due or payable to the Assignor with respect to any of the foregoing (except for the payment obligations of the Lead expressly set forth in clause 5 of this Assignment);
2.1.4    all rights to bring or defend any claims, actions or proceedings (and to retain any damages recovered), and/or to appeal any award or judgements issued, in respect of any infringement or challenge to validity or entitlement, or any other cause of action arising from ownership, of the Patents or any patents granted pursuant to such Patents or any divisionals thereof, whether occurring before, on or after the date of this Assignment; and
2.1.5    all other rights, privileges, and protections of any kind whatsoever of the Assignor accruing under any of the foregoing provided by any applicable law, treaty, or other international convention throughout the world.

2.2    From and after the date hereof, the Assignor shall provide to the Lead (promptly on the Lead’s request) all information and documentation and give such assistance and take such actions (including executing and delivering documents or procuring execution and delivery of documents by the Named Inventors or other third parties) as the Lead may require, at the additional expense of the Lead solely for reasonable, documented, out-of-pocket costs, for the purpose of giving full effect to this Assignment, including:

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

2.2.1    to secure the vesting solely in the Lead on the Assignment Effective Date of all rights in the Patents;
2.2.2    to record the conveyance of rights in the Patents hereunder in a form reasonably satisfactory to the Lead and suitable for filing with the United States Patent and Trademark Office and the registries and other recording governmental authorities in all applicable jurisdictions;
2.2.3    to uphold the Lead’s sole ownership of all rights in the Patents; and
2.2.4    to prosecute, bring, make, oppose or defend any claims, actions or challenge to the entitlement, validity or ownership of, and to resolve any questions concerning, the Patents.

2.3    As between the Assignor and the Lead, the Lead shall be responsible, and shall have the right, to file this Assignment and other documents, certificates, and instruments of conveyance with the applicable governmental authorities.
3.    WARRANTIES, REPRESENTATIONS AND UNDERTAKINGS

3.1    The Assignor hereby warrants, represents and undertakes to the Lead that:
3.1.1    it solely owns and controls all right, title, and interest in and to the Patents, free and clear of liens, security interests, and other encumbrances, except for the Lead’s joint ownership interest in certain Patents, and the Assignor is in full compliance with all legal requirements applicable to the Patents and its ownership and use thereof;
3.1.2    it has the full right, power, and authority to enter into this Assignment and perform its obligations hereunder, the execution, delivery, and performance of this Assignment by the Assignor have been duly authorized by all necessary organizational action of the Assignor, and when executed and delivered by both parties, this Assignment will constitute a legal, valid, and binding obligation of the Assignor, enforceable against it in accordance with its terms and condition;
3.1.3    it is entitled to assign all of its right, title and interest in and to the Patents to the Lead pursuant to this Assignment, and no third party has a license or right to practice any of the Patents;
3.1.4    it has not been and is not currently a party to any agreement or understanding, whether oral or written, which would in any manner be inconsistent with the assignment of rights provided for in this Assignment; and
3.1.5    it shall not enter into any agreement or understanding, oral or written, nor engage in any activity, which would in any manner be inconsistent with the provisions of this Assignment.

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

3.2    The Assignor warrants, represents and undertakes to the Lead that, other than the inventors set forth on the applications for each of the Patents, there is no other person of whom it is aware (having made appropriate enquiries to the inventors) who might have rights in the Patents, including any other persons who were involved in developing the Patents.
4.    RESERVATION OF RIGHTS
4.1    The Assignor, its employees and students (in their capacity as such) shall have the non-exclusive, irrevocable, worldwide, royalty-free right to use the Patents for their own internal, non-commercial research, publication and teaching, provided that the Assignor will not (and will use its reasonable endeavours to ensure its employees and students do not) seek to file for any patent or other intellectual property rights in relation to the Patents.
5.    PAYMENTS
5.1    In consideration of the Assignment and the other covenants, warranties, representations and agreements (including the release in Section 1.4) made by Assignor herein, the Lead hereby agrees to make the payments set out in Schedule 3.
5.2    All payments shall be made in British Pounds Sterling (GBP) by electronic transfer to the bank account nominated in writing by the Assignor, or such other account as the Assignor may notify to the Lead in writing from time to time, free and clear of any deductions or withholdings except as required by law. Subject to clause 5.3, the initial account is hereby nominated to be as set forth on Schedule 3.B. Payment amounts expressed in this Assignment in USD will be converted to GBP [***].
5.3    Each payment will be invoiced by the Assignor to the Lead no earlier than thirty (30) days prior to the relevant Payment Schedule Date, and will be paid by the Lead within thirty (30) days of its receipt of undisputed invoice therefor. If any payment is not made in accordance with this Assignment by the due date therefor, interest shall accrue on the overdue amount at a rate of [***]. In the event the Assignor has provided notice of such payment default under the foregoing sentence and such overdue payment is not made in accordance with this Assignment within 90 days of the due date, then any interest accrued under this clause 5.3 shall instead accrue at a rate of: [***].
5.4    The Lead shall provide the Assignor with a written remittance advice for each payment, specifying the amount paid, the payment period to which it relates, and any other relevant details reasonably requested by the Assignor.
5.5    The payment obligations set out in this clause are absolute and unconditional, and shall not be subject to any set-off, counterclaim, deduction, or withholding except as required by law. If any deduction or withholding is required by law, except where attributable to (1) the failure of the Assignor to provide (and, on reasonable request by the Lead, periodically update) a valid IRS Form W-8BEN establishing an exemption from withholding or (2) an assignment of payment rights by the Assignor, the Lead shall pay such additional amount as is necessary to ensure that the Assignor receives the full amount specified in the payment schedule above.

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

5.6    Upon execution of this Assignment, the Lead shall have no further obligation to make any payments to the Assignor under the JOMA or the License Agreement, whether such payments are currently due or may become due in the future. All payment obligations of the Lead to the Assignor shall be governed exclusively by the terms of this Assignment, and any payment provisions of the JOMA and the License Agreement shall be deemed fully satisfied and extinguished.
6.    GENERAL

6.1    Indemnities.
6.1.1    [***]
6.1.2    [***]

6.2    Amendment.
This Assignment may only be amended in writing signed by duly authorised representatives of the Lead and the Assignor.

6.3    Right to Assign.
Neither party shall assign or otherwise transfer any rights or obligations under this Assignment without the prior written consent of the other party, provided that either Party shall have the right, without the other Party’s consent, to assign this Assignment in connection with a merger, reorganization, change of control, or sale of all or substantially all of its assets, business or product line to which this Assignment relates. This Assignment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

6.4    Waiver.
Any waiver given under or in relation to this Assignment shall be in writing and signed by or on behalf of the relevant party. No failure or delay on the part of any party to exercise any right or remedy under this Assignment shall be construed or operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.

6.5    Invalid Clauses.
If any provision or part of this Assignment is held to be invalid, amendments to this Assignment may be made by the addition or deletion of wording as appropriate to remove the invalid part or provision but otherwise retain the provision and the other provisions of this Assignment to the maximum extent permissible under applicable law.

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.
6.6    No Agency.
Neither Party shall act or describe itself as the agent of the other Party, nor shall any Party make or represent that it has authority to make any commitments on the other Party’s behalf.

6.7    Interpretation.
In this Assignment:
6.7.1    the headings are used for convenience only and shall not affect its interpretation;
6.7.2    references to persons shall include incorporated and unincorporated persons; references to the singular include the plural and vice versa; and references to the masculine include the feminine;
6.7.3    references to Clauses and Schedules mean clauses of, and schedules to, this Assignment;
6.7.4    where the word “including” is used it shall be understood as meaning “including without limitation”;
6.7.5    any reference to any English law term for any action, remedy, method or judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English law term.

6.8    Law and Jurisdiction.
The validity, construction and performance of this Assignment, and any contractual and non-contractual claims arising hereunder, shall be governed by Northern Ireland law and shall be subject to the exclusive jurisdiction of the courts of Northern Ireland to which the parties hereby submit.

6.9    Entire Agreement.
The parties acknowledge that they are not relying on any representation, agreement, term or condition which is not set out in this Assignment. This Assignment, including its Schedules, sets out the entire agreement between the parties relating to its subject matter and supersedes all prior oral or written agreements, arrangements or understandings between them relating to such subject matter, including the terms of the JOMA and the License Agreement. Nothing in this Assignment will, however, operate to limit or exclude any liability for fraudulent misrepresentations.

6.10    Third parties.
This Assignment does not create any right enforceable by any person who is not a party to it (“Third Party”) under the Contracts (Rights of Third Parties) Act 1999, but this Clause does not affect any right or remedy of a Third Party which exists or is available apart from that Act.

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

6.11    Announcements.
Neither party shall make any press or other public announcement concerning any aspect of this Assignment without the prior, express written consent of the other party (not to be unreasonably withheld, conditioned or delayed). The Assignor agrees that the Lead (and/or its affiliate) is permitted to issue a press release regarding this Assignment upon its execution in a form approved by the Assignor in writing (with such approval not to be unreasonably withheld, conditioned or delayed). Except pursuant to a press release approved by the Lead or as otherwise required by law, regulations of the US Securities and Exchange Commission or the disclosure rules of Nasdaq (in which event, the Assignor will notify the Lead in advance of any such disclosure and redact the financial terms to the extent the Lead in good faith determines is permissible under such law, regulations or rules, it being understood that the Lead has the right to comply with any such law, regulation or rules that require the filing of this Assignment on the SEC’s EDGAR database, as the Lead may in good faith determine), the Assignor will not disclose to any third party (other than its employees in their capacity as such) any information with respect to the financial or terms of this Assignment.

6.12    Notices.
All notices required to be served pursuant to this Assignment shall be made in writing to the addresses at the head of this Assignment.

6.13    Counterparts.
This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Assignment delivered by facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment.

6.14    Equitable Remedies.
The Parties understand and agree that irreparable damage would occur in the event that any provision of this Assignment were not performed in accordance with its terms and further agree that, although monetary damages may be available for the breach of such covenants and undertakings, monetary damages would be an inadequate remedy therefor. Accordingly, each Party agrees, on behalf of itself and its affiliates, that in the event of any breach or threatened breach by the Lead on the one hand, or Assignor on the other hand, of any provision of this Assignment, the Assignor, on the one hand, or the Lead, on the other hand, shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent or restrain breaches or threatened breaches of this Assignment and to specifically enforce the terms and provisions of this Assignment to prevent breaches or threatened breaches of, or to enforce compliance with, the terms and provisions of this Assignment. Any Party seeking an injunction or injunctions to prevent breaches of this Assignment or to enforce

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.
specifically the terms and provisions of this Assignment shall not be required to provide, furnish or post any bond or other security in connection with or as a condition to obtaining any such order or injunction, and each Party hereby irrevocably waives any right it may have to require the provision, furnishing or posting of any such bond or other security. In the event that any action, claim, suit or proceeding should be brought in equity to enforce the provisions of this Assignment no Party shall allege, and each Party hereto hereby waives the defense, that there is an adequate remedy at law.

REST OF PAGE HAS BEEN LEFT INTENTIONALLY BLANK

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.
SCHEDULE 1
DEFINITIONS

In this Assignment, the following words shall have the following meanings:

Assignment Effective Date	Shall mean December 16, 2025.
Named Inventors	Shall mean the individual inventors set forth on the applications for each of the Patents.
Patents
Shall mean all patents and patent applications covered by the JOMA (including all Patent Rights (as defined in the JOMA) and as set forth on Schedule 2.A) and/or the License Agreement (including all “Patents” (as defined in the License Agreement) and as set forth on Schedule 2.B). For clarity, the Patents include, but are not limited to, those set forth on Schedule 2.

Payment Schedule Date	Shall mean, with respect to a given payment listed on Schedule 3 (Payment Schedule), the date listed under the “payment schedule date” column on Schedule 3.

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.
SCHEDULE 2
SPECIFIC ITEMS OF INTELLECTUAL PROPERTY OR OTHER PROPERTY
A.    LEAD AND ASSIGNOR JOINTLY-OWNED PATENTS:

Tech ID	Title	Country	Priority Date	File Date	Serial No./Patent No.
1718-084	Crystalline forms of nicotinoyl ribosides, modified derivatives thereof, and phosphorylated analogs	USA	Nov. 11, 2016	Nov. 10, 2017	US 9,975,915
14-008	B-vitamin and amino acid conjugates of nicotinoyl ribosides and reduced nicotinoyl ribosides, derivatives thereof, and methods of preparation thereof	WIPO	Mar. 16, 2016	Mar. 16, 2017	WO2017161165A1
14-008 (US)	B-vitamin and amino acid conjugates of nicotinoyl ribosides and reduced nicotinoyl ribosides, derivatives thereof, and methods of preparation thereof	USA	Mar. 16, 2016	Mar. 16, 2017	US 10,000,520
14-008 (US)	B-vitamin and amino acid conjugates of nicotinoyl ribosides and reduced nicotinoyl ribosides, derivatives thereof, and methods of preparation thereof	USA	Mar. 16, 2016	Mar. 16, 2017	US 10,000,528C1
1415-017	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	WIPO	Mar. 16, 2015	Mar. 16, 2016	WO2016149395A1
1415-017 (US)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	USA	Mar. 16, 2015	Mar. 16, 2016	US 10,280,190

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		WIPO	Nov. 11, 2016	Nov. 11, 2017	WO2018089830A1
1718-083 (US PRI)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		USA	Nov. 11, 2016	Jun. 23, 2020	US 10,689,411
14-008 (US CON)	B-vitamin and amino acid conjugates of nicotinoyl ribosides and reduced nicotinoyl ribosides, derivatives thereof, and methods of preparation thereof	USA	Mar. 16, 2016	May 11, 2018	US 10,934,322
1718-083 (US CON3)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		USA	Nov. 11, 2016	May 18, 2021	US 11,242,364
1718-083 (US CON2)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		USA	Nov. 11, 2016	Apr. 30, 2021	US 11,274,117

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

1718-083 (US CON4)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		USA	Nov. 11, 2016	Dec. 15, 2021	US 11,345,720
1718-083 (US CON)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		USA	Nov. 11, 2016	Jun. 22, 2020	US 11,746,123
1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		USA	Nov. 11, 2016	Aug. 24, 2023	US 12,195,494
1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		USA	Nov. 11, 2016	Jan 9, 2025	US 2025/0163093A1
1415-017 (AU)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Australia	Mar. 16, 2015	Mar. 16, 2016	AU2016233247B2

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

14-008 (AU)	B-vitamin and amino acid conjugates of nicotinoyl ribosides and reduced nicotinoyl ribosides, derivatives thereof, and methods of preparation thereof	Australia		Mar. 16, 2017	AU2017232930B2
1718-084 (AU)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		Australia	Nov. 11, 2016	Nov. 10, 2017	AU2017356475B2
1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		Australia	Nov. 11, 2016	Dec. 19, 2023	AU2023285716B2
1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		Australia	Nov. 11, 2016	May 15, 2024	AU2024203216B2
1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		Australia	Nov. 11, 2016	Nov. 8, 2024	AU2024259832B2

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		Australia	Nov. 11, 2016	Mar. 10, 2025	AU2025201710A1
1415-017(CA)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Canada	Mar. 16, 2015	Mar. 16, 2016	CA2979057C
14-008(CA)	B-vitamin and amino acid conjugates of nicotinoyl ribosides and reduced nicotinoyl ribosides, derivatives thereof, and methods of preparation thereof	Canada		Mar. 16, 2017	CA3017254C
1718-084(CA)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		Canada	Nov. 11, 2016	Nov. 10, 2017	CA3045876A1
1415-017(CN)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	China	Mar. 16, 2015	Mar. 16, 2016	CN107531738B

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

1415-017(CN2)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	China	Mar. 16, 2015	Mar. 16, 2016	CN111643512A
1718-084(CN)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		China	Nov. 11, 2016	Nov. 10, 2017	CN110662542B
-1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		China	Nov. 11, 2016	Nov. 10, 2017	CN120383644A
-1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		China	Nov. 11, 2016	Nov. 10, 2017	CN120463761A
-1718-083
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		China	Nov. 11, 2016	Nov. 10, 2017	CN119320417A

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

1718-084(EP)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		Europe	Nov. 11, 2016	Nov. 10, 2017	EP3538099A1
1718-083/4(EP)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		Europe	Nov. 11, 2016	Nov. 10, 2017	EP3538099A4
1415-017(EP)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Europe	Mar. 16, 2015	Mar. 16, 2016	EP3271370B1
1718-083(HK)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		Europe	Nov. 11, 2016	Apr. 29, 2020	HK40017093B
1415-017(HK)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Hong Kong	Mar. 16, 2015	Jun. 15, 2018	HK1248240B

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

1415-017(HK2)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Hong Kong	Mar. 16, 2015	Dec. 8, 2020	HK40017093A
1415-017(HK)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Indonesia	Mar. 16, 2015	Mar. 16, 2016	IDP0000710097B
1415-017	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Indonesia	Mar 16 2015	May 2020	IDP000088349
1415-017(IN)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	India	Mar. 16, 2015	Oct 7, 2017	IN476255B
1718-084(IN)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		India	Nov. 11, 2016	Jun. 10, 2019	IN480678B
1415-017(JP)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Japan	Mar. 16, 2015	Mar. 16, 2016	JP7244163B2
1415-017(JP DIV)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Japan	Mar. 16, 2015	Oct. 22, 2020	JP2021020934A

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

1415-017(SK)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Korea	Mar. 16, 2015	Mar. 16, 2016	KR102426320B1
1415-017(MX)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	Mexico	Mar. 16, 2015	Mar. 16, 2016	MX390185B
1415-017(NZ)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	New Zealand	Mar. 16, 2015	Mar. 16, 2016	NZ735411A
1718-084 (NZ)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		New Zealand	Nov. 11, 2016	Nov. 10, 2017	NZ753674B2
-1718-084
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		New Zealand	Nov. 11, 2016	Nov. 10, 2017	NZ803738A
1415-017(ZA)	Nicotinic acid riboside or nicotinamide riboside compositions, reduced derivatives thereof, and the use thereof	South Africa	Mar. 16, 2015	Mar. 16, 2016	ZA201706918B
1718-083 (ZA)
Efficient and scalable syntheses of nicotinoyl ribosides and reduced nicotinoyl ribosides, modified derivatives thereof, phosphorylated analogs thereof, adenylyl dinucleotide conjugates thereof, and novel crystalline forms thereof
		South Africa	Nov. 11, 2016		ZA201903654

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

B.    ASSIGNOR SOLEY OWNED PATENTS:

Tech ID	Title	Country	Priority Date	File Date	Serial No./Patent No.
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	WIPO	Jul. 29, 2013	Jul. 24, 2014	WO2015014722A1
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	USA	Jul. 29, 2013	Jul. 24, 2014	US 10,000,519
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	USA	Jul. 29, 2013	Feb. 27, 2018	US 10,815,262
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	USA	Jul. 29, 2013	May 29, 2020	US 11,584,770
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	USA	Jul. 29, 2013	May 4, 2022	US 11,981,698
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	USA	Jul. 29, 2013	Apr. 26, 2023	US 12,252,506
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	USA	Jul. 29, 2013	Mar. 7, 2024	US20240239831A1

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	AU2014298629B2
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	AU2020201254B2
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	AU2022203196B2
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	BR112016001774B1
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	CA2918955C
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	CA3192957A1
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	CN105636973B
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	CN108707174A
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	EP3027635B1

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	EP3321274A1
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	HK1218918B
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	HK1255037A1
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	IDP000067409B
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	IN364502B
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	JP6208352B2
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	KR102303966B1
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	KR102414886B1
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	MX349969B

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	NZ716277A
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	ZA201600908
12-001	METHODS OF PREPARING NICOTINAMIDE RIBOSIDE AND DERIVATIVES THEREOF	Jul. 29, 2013	Jul. 24, 2014	ZA201802315B

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.
SCHEDULE 3
A.    Payment Schedule

Year	One time payments (USD)	Annual Payment #1 (USD)	Annual Payment #2 (GBP)	Payment Schedule Date
2025	$1,004,697	$500,000	£35,000	[***]
2026		$500,000	£35,000	[***]
2027		$500,000	£35,000	[***]
2028		$500,000	£35,000	[***]
2029		$500,000	£35,000	[***]
2030		$500,000	£35,000	[***]
2031		$500,000	£35,000	[***]
2032		$500,000	£35,000	[***]
2033		$500,000	£35,000	[***]
2034	$1,500,000	$500,000	£35,000	[***]
2035		$500,000	£35,000	[***]
2036		$500,000	£35,000	[***]
2037	$2,000,000	$500,000	£35,000	[***]

B. Payment Account
[***]

This Assignment has been executed and takes effect on the date stated at the beginning of it.

Certain information in this document (indicated by [***]) has been excluded pursuant to Regulation S-K Item 601(b)(10). Such information is not material and is treated by the Registrant as private or confidential.

For and on behalf of	For and on behalf of
LEAD: CHROMADEX, INC.	ASSIGNOR: QUEEN’S UNIVERSITY BELFAST

/s/ Ozan Pamir	/s/ Matthew Wilson
______________________________________	______________________________________
Signed	Signed

Ozan Pamir	Matthew Wilson
______________________________________	______________________________________
Print name	Print name

CFO	Commercial Development Manager
______________________________________	______________________________________
Title	Title

12/18/2025	12/17/2025
______________________________________	______________________________________
Date	Date